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                                  Exhibit 99.1

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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      I, Leonard R. Stein-Sapir, Chairman of the Board and Chief Executive
Officer of Morgan's Foods, Inc. (the "Company"), hereby certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Quarterly Report on Form 10-Q of the Company for the period ended November 10, 2002, (the "Report"), which this certification accompanies, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                    /s/ Leonard R. Stein-Sapir
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                                    Leonard R. Stein-Sapir, Chairman of the
                                    Board and Chief Executive Officer
December 23, 2002


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